                                                                     EXHIBIT 4.2

NUMBER                                                                    SHARES
P

                             CHARMING SHOPPES, INC.

        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

COMMON STOCK                                                        COMMON STOCK

                                                               CUSIP 161133 10 3

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT                                              IS THE OWNER OF

                  FULLY PAID AND NON-ASSESSABLE SHARES OF THE
                 COMMON STOCK OF THE PAR VALUE OF $0.10 EACH OF

 ----------------------     CHARMING SHOPPES, INC.     ------------------------

transferable on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

        This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

        Dated:

                              CERTIFICATE OF STOCK

                                            [SEAL]
    /s/                                                 /s/
- ------------------------------------------          ------------------------------------------
                SECRETARY                                     CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED
  CHASE MELLON SHAREHOLDER SERVICES, L.L.C.

            TRANSFER AGENT
            AND REGISTRAR

          AUTHORIZED OFFICER

     This certificate also evidences a beneficial interest in and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Charming Shoppes, Inc. (the "Company") and Mellon Bank, National Association (the "Rights Agent") dated as of April 27, 1989 (the "Rights Agreement"), and as the same may be amended from time to time, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and beneficial interests therein will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

     THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL OR SUMMARY STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED AND, WITH RESPECT TO ANY AUTHORIZED CLASS OF STOCK ISSUABLE IN SERIES, THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF SUCH CLASS SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM   -   as tenants in common            UNIF GIFT MIN ACT   -            Custodian
  TEN ENT   -   as tenants by the                                        -------------------------
                entireties                                               (Cust)            (Minor)
  JT TEN    -   as joint tenants with                                    Under Uniform Gift to
                right of suvivorship and                                 Minors Act_______________
                                                                                   (State)

    Additional abbreviations may also be used though not in the above list.

     For value recieved,_____________, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

- ----------------------------------------

- ----------------------------------------------------------------------------
      (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
                                   ASSIGNEE)

     ------------------------------------------------------------------------

     ------------------------------------------------------------------------

     ------------------------------------------------------------------------

     shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________ Attorney to transfer the said stock on the books of the within named
     Corporation with full power of substitution in the premises.

     Dated
           ----------------------------------------------

     SIGNATURE(S) GUARANTEED

     By
        -------------------------------------------------------------------
     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions)

     WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.

     NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.